Exhibit (P)(2)
                            NEW ENGLAND ZENITH FUND
                      NEW ENGLAND VARIABLE ANNUITY FUND I

                                CODE OF ETHICS

                            ADOPTED AUGUST 3, 2000


     This is the Code of Ethics of New England Zenith Fund and New England Variable Annuity Fund I (each, a "Fund" and together, the "Funds").

THINGS YOU NEED TO KNOW TO USE THIS CODE
----------------------------------------

     1. Terms in BOLDFACE TYPE have special meanings as used in this Code. To understand the Code, you need to read the definitions of these terms. The definitions are at the end of the Code.

     2. If you are subject to the code of ethics of any FUND INVESTMENT ADVISER or New England Securities Corporation, you are exempt from this Code. If you aren't sure whether you are exempt from this Code, call the CODE OFFICER, Thomas
M. Lenz, at (617) 578-3104.

     3. If you are not exempt (see Item 2), to understand what parts of this Code apply to you, you need to know whether you are an ACCESS PERSON. If you aren't sure whether you are an ACCESS PERSON, call the CODE OFFICER.

     4.  This Code has four sections:

         Part I--Applies to All Personnel
         Part II--Applies to all INDEPENDENT TRUSTEES
         Part III--Applies to All ACCESS PERSONS other than INDEPENDENT TRUSTEES
                                                 ----------

         Definitions

     5. There are also three Reporting Forms that ACCESS PERSONS have to fill out under this Code, and one Reporting Form that INDEPENDENT TRUSTEES may be required to fill out under this Code. You can get copies of the Reporting Forms from the CODE OFFICER.

     6. The CODE OFFICER has the authority to grant written waivers of the provisions of this Code in appropriate instances. However:

     - The Funds expect that waivers will be granted only in rare instances, and

     - Some provisions of the Code are mandated by SEC rule and cannot be waived.

PART I-APPLIES TO ALL ACCESS PERSONS (INCLUDING ALL MEMBERS OF THE FUNDS'
------------------------------------------------------------------------
BOARDS)
-------

A. GENERAL PRINCIPLES
---------------------

 It is generally improper for officers, trustees or personnel of either Fund to:

     o use for their own benefit (or the benefit of anyone other than that Fund) information about that Fund's trading or recommendations made to that Fund by FUND INVESTMENT ADVISERS; or

     o take advantage of investment opportunities that would otherwise be available for that Fund.

     Also, as a matter of business policy, the Funds want to avoid even the appearance that either Fund, its personnel or others receive any improper benefit from information about Fund trading or accounts, or from Fund relationships with FUND INVESTMENT ADVISERS or with the brokerage community.

     The Funds expect all personnel to comply with the spirit of the Code, as well as the specific rules contained in the Code.

     The Funds treat violations of this Code (including violations of the spirit of the Code) very seriously. If you violate either the letter or the spirit of this Code, the Funds might impose penalties or fines, reduce your compensation, demote you, require disgorgement of trading gains, or suspend or terminate your employment.

     Improper trading activity can constitute a violation of this Code. But you can also violate this Code by failing to file required reports, or by making inaccurate or misleading reports or statements concerning trading activity or securities accounts. Your conduct can violate this Code, even if neither Fund is harmed by your conduct.

     If you have any doubt or uncertainty about what this Code requires or permits, you should ask the CODE OFFICER. Don't just guess at the answer.

GIFTS TO OR FROM BROKERS OR CLIENTS
-----------------------------------

     No Access Person may accept or receive on their own behalf or on behalf of either Fund any gift or other accommodations from a vendor, broker, securities salesman, client or prospective client (a "business contact") that might create a conflict of interest or interfere with the impartial discharge of that person`s responsibilities to a Fund or place the recipient or a Fund in a difficult or embarrassing position. This prohibition applies equally to gifts to members of the FAMILY/HOUSEHOLD of an Access Person.

     No Access Person may give on their own behalf or on behalf of either Fund any gift or other accommodation to a business contact that may be construed as an improper attempt to influence the recipient.

     In no event should gifts to or from any one business contact have a value that exceeds the annual limitation on the dollar value of gifts established by the CODE OFFICER from time to time (currently $100).

     These policies are not intended to prohibit normal business entertainment. If you are unsure whether something is a gift or normal business entertainment,
------------------------------------------------------------------------------
ask the CODE OFFICER.
--------------------

                 PART II--APPLIES TO ALL INDEPENDENT TRUSTEES
                 --------------------------------------------


     QUARTERLY TRANSACTION REPORTS. If, in any quarter, you buy or sell a
     -----------------------------
COVERED SECURITY when you know or you should know (as part of your ordinary duties as Trustee) that during the 15 days before or after your purchase or sale, a Fund purchased or sold the COVERED SECURITY, or a FUND INVESTMENT ADVISER considered purchasing or selling the COVERED SECURITY, you must file with the CODE OFFICER a Quarterly Transactions Report on Form D. Quarterly Transactions Reports are due no later than 10 days after the end of March, June, September and December each year, but you do not need to file a report if you have no such transactions to report.

     Form D requires you to list each transaction in a COVERED SECURITY during the most recent calendar quarter in which:

     (1) you (or a member of your FAMILY/HOUSEHOLD) had BENEFICIAL OWNERSHIP;
         and

     (2) at the time of the transaction you knew or you should have known (as part of your ordinary duties as Trustee) that during the 15 days before or after your purchase or sale, a Fund purchased or sold the COVERED SECURITY, or a FUND INVESTMENT ADVISER considered purchasing or selling the COVERED SECURITY.

                    PART III--APPLIES TO ALL ACCESS PERSONS
                    ---------------------------------------
                         except  INDEPENDENT TRUSTEES
                         ----------------------------

A.   Service on the Board or as an Officer of Another Company
---  --------------------------------------------------------

     To avoid conflicts of interest, inside information and other compliance and business issues, the Funds prohibit all employees, officers and trustees (other than INDEPENDENT TRUSTEES) from serving as officers or members of the board of any other entity, except with the advance written approval of the relevant Fund(s). Approval must be obtained through the CODE OFFICER, and will ordinarily require consideration by senior officers or the board of the Fund(s). The Funds can deny approval for any reason. This prohibition does not apply to service as an officer or board member of any parent or subsidiary of the Funds.


B.  REPORTING REQUIREMENTS
--  -----------------------

     One of the most complicated parts of complying with this Code is understanding what holdings, transactions and accounts you must report and what accounts are subject to trading restrictions. For example, accounts of certain members of your family and household are covered, as are certain categories of trust accounts, certain investment pools in which you might participate, and certain accounts that others may be managing for you. To be sure you understand what holdings, transactions and accounts are covered, it is essential that you carefully review the definitions of COVERED SECURITY, FAMILY/HOUSEHOLD and BENEFICIAL OWNERSHIP in the "Definitions" section at the end of this Code.

ALSO: You must file the reports described below, even if you have no holdings, transactions or accounts to list in the reports.

NOTE: THE CODE DOES NOT REQUIRE YOU TO INCLUDE IN ANY REPORT (OR DUPLICATE CONFIRMATION) ANY OF THE EXEMPT TRANSACTIONS LISTED IN PART III.E.

     1. INITIAL HOLDINGS REPORTS. No later than 10 days after you become an
        ------------------------
ACCESS PERSON, you must file with the CODE OFFICER a Holdings Report on Form A (copies of all reporting forms are available from the CODE OFFICER).

     Form A requires you to list all COVERED SECURITIES in which you (or members of your FAMILY/HOUSEHOLD) have BENEFICIAL OWNERSHIP. It also requires you to list all brokers, dealers and banks where you maintained an account in which any securities (not just COVERED SECURITIES) were held for the direct or indirect benefit of you or a member of your FAMILY/HOUSEHOLD on the date you became an ACCESS PERSON. This means, for example, that if you purchased shares of a mutual fund directly from that fund, you should list the actual fund as an account, and if you purchased shares of a mutual fund from a fund supermarket/discount broker, you should list the supermarket/brokerage account.

     Form A also requires you to confirm that you have read and understand this Code, that you understand that it applies to you and members of your FAMILY/HOUSEHOLD and that you understand that you are an ACCESS PERSON under the Code.

     2. MANDATORY DUPLICATE CONFIRMATION STATEMENTS FOR COVERED SECURITY
        ----------------------------------------------------------------
TRANSACTIONS. If you have (or any member of your FAMILY/HOUSEHOLD has) a
------------
securities account with any broker, dealer or bank, you (or your FAMILY/HOUSEHOLD member) must direct that broker, dealer or bank to send, directly to the CODE OFFICER, contemporaneous duplicate copies of all transaction confirmation statements and all account statements for transactions in COVERED SECURITIES relating to that account.

     3. QUARTERLY TRANSACTION REPORTS. No later than 10 days after the end of
        -----------------------------
March, June, September and December each year, you must file with the CODE OFFICER a Quarterly Transactions Report on Form B.

     Form B requires you to list all transactions during the most recent calendar quarter (other than transactions for which the Code Officer has received duplicate confirmation statements) COVERED SECURITIES, in which transactions you (or a member of your FAMILY/HOUSEHOLD) had BENEFICIAL OWNERSHIP. It also requires you to list all brokers, dealers and banks where you or a member of your FAMILY/HOUSEHOLD maintained an account in which any securities (not just COVERED SECURITIES) were held during the quarter for the direct or indirect benefit of you or a member of your FAMILY/HOUSEHOLD.

     4. ANNUAL HOLDINGS REPORTS. By January 30 of each year, you must file with
        -----------------------
the CODE OFFICER an Annual Holdings Report on Form C.

     Form C requires you to list all COVERED SECURITIES in which you (or a member of your FAMILY/HOUSEHOLD) had BENEFICIAL OWNERSHIP as of December 31. It also requires you to list all brokers, dealers and banks where you or a member of your FAMILY/HOUSEHOLD maintained an account in which any securities (not just COVERED SECURITIES) were held for the direct or indirect benefit of you or a member of your FAMILY/HOUSEHOLD on December 31.

     Form C also requires you to confirm that you have read and understand this Code and have complied with its requirements, that you understand that it applies to you and members of your FAMILY/HOUSEHOLD and that you understand that you are an ACCESS PERSON under the Code.

C.   TRANSACTION RESTRICTIONS
-----------------------------


     1. PRIVATE PLACEMENT PRECLEARANCE. Neither you nor any member of your
        ------------------------------
FAMILY/HOUSEHOLD may acquire BENEFICIAL OWNERSHIP in any COVERED SECURITY in a private placement, unless you (for yourself or on behalf of your FAMILY/HOUSEHOLD member) obtain, in advance of the transaction, written preclearance for that transaction from the CODE OFFICER.

     Once obtained, preclearance is valid only for the day on which it is granted and the following 7 calendar days. The CODE OFFICER may revoke a preclearance any time after it is granted and before you execute the transaction. The CODE OFFICER may deny or revoke preclearance for any reason. In no event will preclearance be granted for any COVERED SECURITY private placement if, to the knowledge of the CODE OFFICER, a Fund has a buy or sell order pending for that same security or a closely related security (such as an option relating to that security, or a related convertible or exchangeable security).

     2. INITIAL PUBLIC OFFERINGS PROHIBITION. Neither you nor any member of your
        ------------------------------------
FAMILY/HOUSEHOLD may acquire any BENEFICIAL OWNERSHIP in any COVERED SECURITY in an initial public offering.


D.   15-DAY BLACKOUT PERIOD
---------------------------

     THE FOLLOWING BLACKOUT PERIOD DOES NOT APPLY TO THE EXEMPT TRANSACTIONS LISTED IN PART III.E. AND IT DOES NOT APPLY TO PURCHASES OR SALES OF ANY COMMON OR PREFERRED STOCK THAT IS PUBLICLY-TRADED AND IS ISSUED BY A COMPANY THAT HAS, AT THE MOST RECENT FISCAL QUARTER END BEFORE YOUR TRADE, A STOCK MARKET CAPITALIZATION OF AT LEAST 10 BILLION U.S. DOLLARS (OR THE EQUIVALENT IN FOREIGN CURRENCY).

     No ACCESS PERSON (including any member of the FAMILY/HOUSEHOLD of such ACCESS PERSON) may purchase or sell any COVERED SECURITY within the seven calendar days immediately before or after a calendar day on which a Fund purchases or sells that COVERED SECURITY (or any closely related security, such as an option or a related convertible or exchangeable security), unless the ACCESS PERSON had no actual knowledge that the COVERED SECURITY (or any closely related security) was being considered for purchase or sale for a Fund. If any such transactions occur, the Funds will generally require any profits from the transactions to be disgorged for donation by the Funds to charity. Note that the total blackout period is 15 days (the day of the Fund trade, plus seven days before and seven days after).

E.   EXEMPT TRANSACTIONS
--   -------------------

     The reporting requirements, the transaction restrictions and the blackout requirements set forth in Parts III.B., C. and D. do not apply to the following categories of transactions:

         (i.) Purchases or sales effected in any account over which the ACCESS PERSON has no direct or indirect influence or control;

        (ii.) Purchases or sales which are non-volitional on the part of either the ACCESS PERSON or a Fund;

       (iii.) Purchases or sales in a discretionary investment advisory account, in which an ACCESS PERSON or a member of his or her FAMILY/HOUSEHOLD has a BENEFICIAL OWNERSHIP interest (either alone or with others), managed by a registered investment adviser who was not a family relative (including in-laws) of the ACCESS PERSON if the ACCESS PERSON did not have knowledge of the transactions until after the transactions had been executed; provided that the ACCESS PERSON had previously identified the account to the CODE OFFICER;

        (iv.) Transactions that occur by operation of law or under any other circumstance in which neither the ACCESS PERSON nor any member of his or her FAMILY/HOUSEHOLD exercises any discretion to buy or sell or makes recommendations to a person who exercises such discretion;

         (v.) Purchases of COVERED SECURITIES pursuant to an automatic dividend reinvestment plan; an

        (vi.) Purchases pursuant to the exercise of rights issued pro rata to all holders of the class of COVERED SECURITIES held by the ACCESS PERSON (or FAMILY/HOUSEHOLD member) and received by the ACCESS PERSON (or FAMILY/HOUSEHOLD member) from the issuer.

                                  Definitions
                                  -----------

     These terms have special meanings in this Code of Ethics:

          ACCESS PERSON
          BENEFICIAL OWNERSHIP
          CODE OFFICER
          COVERED SECURITY
          FAMILY/HOUSEHOLD
          FUND INVESTMENT ADVISER
          INDEPENDENT TRUSTEE

     The special meanings of these terms as used in this Code of Ethics are explained below. Some of these terms (such as "beneficial ownership") are sometimes used in other contexts, not related to Codes of Ethics, where they have different meanings. For example, "beneficial ownership" has a different meaning in this Code of Ethics than it does in the SEC's rules for proxy statement disclosure of corporate directors' and officers' stockholdings, or in determining whether an investor has to file 13D or 13G reports with the SEC.

          IMPORTANT: IF YOU HAVE ANY DOUBT OR QUESTION ABOUT WHETHER AN INVESTMENT, ACCOUNT OR PERSON IS COVERED BY ANY OF THESE DEFINITIONS, ASK THE CODE OFFICER. DON'T JUST GUESS AT THE ANSWER.

ACCESS PERSON includes:
-------------

          Every member of the Fund's board, unless that member is subject to the code of ethics of a FUND INVESTMENT ADVISER or New England Securities Corporation.

          Every officer of the Fund (including assistant officers, such as Assistant Treasurers and Assistant Vice Presidents), unless that officer is subject to the code of ethics of a FUND INVESTMENT ADVISER or New England Securities Corporation.


          Every employee of the Fund (or of any company that directly or indirectly has a 25% or greater interest in the Fund) who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a COVERED SECURITY for a Fund, or whose functions relate to the making of any recommendations with respect to purchases and sales, unless that employee is subject to the code of ethics of a FUND INVESTMENT ADVISER or New England Securities Corporation.

BENEFICIAL OWNERSHIP means any opportunity, directly or indirectly, to profit or
--------------------
share in the profit from any transaction in securities. It also includes transactions over which you exercise investment discretion (other than for a Fund), even if you don't share in the profits.

BENEFICIAL OWNERSHIP is a very broad concept. Some examples of forms of BENEFICIAL OWNERSHIP include:

          Securities held in a person's own name, or that are held for the person's benefit in nominee, custodial or "street name" accounts.

          Securities owned by or for a partnership in which the person is a general partner (whether the ownership is under the name of that partner, another partner or the partnership or through a nominee, custodial or "street name" account).

          Securities that are being managed for a person's benefit on a discretionary basis by an investment adviser, broker, bank, trust company or other manager, unless the securities are held in a "blind trust" or similar arrangement under which the person is prohibited by contract from communicating with the manager of the account and the manager is prohibited from disclosing to the person what investments are held in the account. (Just putting securities into a discretionary account is not enough to remove them from a person's BENEFICIAL OWNERSHIP. This is because, unless the account is a "blind trust" or similar arrangement, the owner of the account can still communicate with the manager about the account and potentially influence the manager's investment decisions.)

          Securities in a person's individual retirement account.

          Securities in a person's account in a 401(k) or similar retirement plan, even if the person has chosen to give someone else investment discretion over the account.

          Securities owned by a trust of which the person is either a trustee or
                                                                      -------
          a beneficiary.
            -----------

          Securities owned by a corporation, partnership or other entity that the person controls (whether the ownership is under the name of that person, under the name of the entity or through a nominee, custodial or "street name" account).

This is not a complete list of the forms of ownership that could constitute BENEFICIAL OWNERSHIP for purposes of this Code. You should ask the CODE OFFICER if you have any questions or doubts at all about whether you or a member of your FAMILY/HOUSEHOLD would be considered to have BENEFICIAL OWNERSHIP in any particular situation.

CODE OFFICER means Thomas M. Lenz, or another person that he designates to
------------
perform the functions of Code Officer when he is not available. You can reach the Code Officer by calling (617) 578-3104. For purposes of reviewing the Code Officer's own transactions and reports under this Code, the functions of the Code Officer are performed by Peter H. Duffy.

Covered Security means anything that is considered a "security" under the
----------------
Investment Company Act of 1940, except:
                                ------

          Direct obligations of the U.S. Government.

          Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt obligations, including repurchase agreements.

          Shares of open-end investment companies that are registered under the
                    --------
          Investment Company Act (mutual funds).


This is a very broad definition of security. It includes most kinds of investment instruments, including things that you might not ordinarily think of as "securities," such as:

          options on securities, on indexes and on currencies.

          investments in all kinds of limited partnerships.

          investments in foreign unit trusts and foreign mutual funds.

          investments in private investment funds, hedge funds and investment clubs.

If you have any question or doubt about whether an investment is a considered a security or a COVERED SECURITY under this Code, ask the CODE OFFICER.
                                                --------------------
Members of your FAMILY/HOUSEHOLD include:
                ----------------

          Your spouse (unless the two of you do not live in the same household and you do not contribute in any way to his or her support).

          Your children under the age of 18.

          Your children who are 18 or older, if they live in the same household as you OR if you contribute in any way to their support.

          Any of these people who live in your household: your stepchildren, grandchildren, parents, stepparents, grandparents, brothers, sisters, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, including adoptive relationships.

Comment--There are a number of reasons why this Code covers transactions in which members of your FAMILY/HOUSEHOLD have BENEFICIAL OWNERSHIP. First, the SEC regards any benefit to a person that you help support financially as indirectly benefiting you, because it could reduce the amount that you might otherwise contribute to that person's support. Second, members of your household could, in some circumstances, learn of information regarding the Fund's trading or recommendations from FUND INVESTMENT ADVISERS, and must not be allowed to benefit from that information.

FUND INVESTMENT ADVISERS means any investment adviser to a Fund, and any
------------------------
subadviser to any Series of the New England Zenith Fund or New England Variable Annuity Fund I.

INDEPENDENT TRUSTEE means a trustee of New England Zenith Fund or a manager of
-------------------
New England Variable Annuity Fund I who is not an "interested person" (as defined in the Investment Company Act of 1940) of either Fund, any FUND INVESTMENT ADVISER or New England Securities Corporation.

                                                             FUND CODE OF ETHICS

                       FORM A - INITIAL HOLDINGS REPORT

NOTE: THIS FORM MUST BE COMPLETED BY ALL ACCESS PERSONS (OTHER THAN INDEPENDENT
                                     ---
TRUSTEES) AND FILED WITH THE CODE OFFICER NO LATER THAN 10 DAYS AFTER BECOMING AN ACCESS PERSON UNDER THE FUNDS' CODE OF ETHICS (the "CODE"). TERMS IN BOLDFACE TYPE HAVE THE MEANINGS SET FORTH IN THE CODE.

MY NAME:  ____________________________________________

Date I Became an ACCESS PERSON (the "Reporting Date"):  ________________


Date received by CODE OFFICER:  ______________________________________

Initial Certification:
----------------------

     I understand that for purposes of the Code I am classified as an ACCESS PERSON.

Initial Holdings Report (check ONE of the following two boxes):
---------------------------------------------------------------

[ ] Neither I, nor any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP of any COVERED SECURITIES on the Reporting Date.

[ ] Attached as APPENDIX A is a complete list of all COVERED SECURITIES in which I, and/or a member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP on the Reporting Date.


Accounts with Brokers, Dealers, Investment Managers and/or Banks (check ONE of
------------------------------------------------------------------------------
the following two boxes):
-------------------------

[ ] Neither I, nor any member of my FAMILY/HOUSEHOLD, had, as of the Reporting Date, any accounts with brokers, dealers, investment managers or banks in which any securities (including securities which are not COVERED SECURITIES) are held, and with respect to which I, or any member of my FAMILY/HOUSEHOLD, has BENEFICIAL OWNERSHIP.

[ ] All accounts that I, and/or any member of my FAMILY/HOUSEHOLD, maintain with brokers, dealers, investment managers or banks in which securities (including securities which are not COVERED SECURITIES) are held, and with respect to which I, and/or a member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP as of the Reporting Date are set forth on the next page. I have attached to this form copies of my request(s) that duplicate copies of all account statements for transactions in COVERED SECURITIES be sent directly to the CODE OFFICER.

     Name(s) of Institution(s)
     -------------------------




     All information provided in this Form A is true and complete to the best of my knowledge.

     I have read the Code, and will keep a copy for future reference. I understand my responsibilities under the Code and agree to comply with all of its terms and conditions. In particular, I understand that the Code applies to me and to all investments in which I have BENEFICIAL OWNERSHIP, as well as investments in which members of my FAMILY/HOUSEHOLD have BENEFICIAL OWNERSHIP.



                              Signed:  _________________________

                              Date:  ___________________________

Appendix A - Initial Report of all COVERED SECURITIES
-----------------------------------------------------

Name of ACCESS PERSON:  ___________________________________



Title/Description of COVERED SECURITIES       Number of Shares (or Principal Amount, if
                                                                not a stock)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

Note:  Please use additional sheets as needed.

                                                             FUND CODE OF ETHICS

                     FORM B - QUARTERLY TRANSACTION REPORT

NOTE: THIS FORM MUST BE COMPLETED BY ALL ACCESS PERSONS (OTHER THAN INDEPENDENT
                                     ---
TRUSTEES) AND FILED WITH THE CODE OFFICER NO LATER THAN 10 DAYS AFTER THE END OF MARCH, JUNE, SEPTEMBER AND DECEMBER OF EACH YEAR. TERMS IN BOLDFACE TYPE HAVE THE MEANINGS SET FORTH IN THE CODE.

MY NAME:  ___________________________________________
Reporting Period/Calendar Quarter End Date: _______________________ Date received by CODE OFFICER: _____________________________________

Transactions Report (check ONE of the following two boxes):
-----------------------------------------------------------

[ ] There were no reportable transactions in COVERED SECURITIES during the most recently completed calendar quarter in which I, or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP.

[ ] Attached as APPENDIX B is a complete list of all reportable transactions in COVERED SECURITIES during the most recently completed calendar quarter in which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP, other than transactions effected through securities accounts as to which a standing order was (and remains) in effect to provide duplicate broker confirmations of all transactions in COVERED SECURITIES and periodic account statements to the CODE OFFICER.

New Securities Account (check ONE of the following two boxes):
--------------------------------------------------------------

[ ] Neither I, nor any member of my FAMILY/HOUSEHOLD, established any new account during the most recent calendar quarter with brokers, dealers, investment managers or banks in which securities (including securities which are not COVERED SECURITIES) are held, and with respect to which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP.

[ ] During the most recent calendar quarter, I and/or a member of my FAMILY/HOUSEHOLD established the following account(s) with brokers, dealers, investment managers or banks in which securities are held, and with respect to which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP. I have attached to this form copies of my request(s) that duplicate copies of all account statements for transactions in COVERED SECURITIES be sent directly to the CODE OFFICER.

     Name(s) of Institution(s)      Date Account Established
     -------------------------      ------------------------

     All information provided in this Form B is true and complete to the best of my knowledge.

                              Signed:  _________________________
                              Date:  ___________________________

Appendix B -  Reportable Transactions in COVERED SECURITIES During Most Recent
------------------------------------------------------------------------------
Calendar Quarter*
-----------------

Name of ACCESS PERSON:  ____________________________________
Reporting Period/Calendar Quarter:  ________________________
Date received by CODE OFFICER:  ____________________________



                                                                                             PRICE
                     TYPE                      NUMBER OF SHARES                            PER SHARE         INSTITUTION THROUGH
 TRANSACTION   (E.G., PURCHASE,      TITLE        OR PRINCIPAL      RATE/MATURITY DATE    [OR PER $100         WHICH TRANSACTION
 DATE                SALE)       OF SECURITIES       AMOUNT           (IF APPLICABLE)   PRINCIPAL AMOUNT]           EFFECTED
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

Note:  Please use additional sheets as needed.


*YOU DON'T HAVE TO LIST TRANSACTIONS IN COVERED SECURITIES ON APPENDIX B IF THEY WERE EFFECTED THROUGH SECURITIES ACCOUNTS AS TO WHICH A STANDING ORDER WAS (AND REMAINS) IN EFFECT TO PROVIDE DUPLICATE BROKER CONFIRMATION STATEMENTS AND PERIODIC ACCOUNT STATEMENTS TO THE CODE OFFICER.

                                                             FUND CODE OF ETHICS

                 FORM C - ANNUAL CODE OF ETHICS CERTIFICATION;
                            ANNUAL HOLDINGS REPORT
     --------------------------------------------------------------------


NOTE: THIS FORM MUST BE COMPLETED BY ALL ACCESS PERSONS (OTHER THAN INDEPENDENT
                                     ---
TRUSTEES) AND FILED WITH THE CODE OFFICER NO LATER THAN JANUARY 30 OF EACH YEAR. TERMS IN BOLDFACE TYPE HAVE THE MEANINGS SET FORTH IN THE CODE.


Name of ACCESS PERSON:  _______________________________________
Calendar Year Covered by this Report:  ________________________
Date received by CODE OFFICER:  _______________________________


Annual Certification
--------------------

[ ] I hereby certify that during the year covered by this report I complied with all applicable requirements of the Code, and have reported to the CODE OFFICER all transactions required to be reported under the Code.


Annual Holdings Report (check ONE of the following two boxes):
--------------------------------------------------------------

[ ] As of December 31 of the most recently completed calendar year, neither I, nor any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP of any COVERED SECURITIES.

[ ] Attached as APPENDIX C is a complete list of all COVERED SECURITIES in which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP as of December 31 of the most recently completed calendar year.


Accounts with Brokers, Dealers, Investment Managers and/or Banks (check ONE of
------------------------------------------------------------------------------
the following two boxes):
-------------------------

[ ] Neither I, nor any member of my FAMILY/HOUSEHOLD, as of December 31 of the most recently completed calendar year, had any accounts with brokers, dealers, investment managers or banks in which any securities (including securities which are not COVERED SECURITIES) were held and with respect to which I, or a member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP.

[ ] All accounts that I and/or any member of my FAMILY/HOUSEHOLD maintained, as of December 31 of the most recently completed calendar year, with brokers, dealers, investment managers or banks in which securities (including securities which are not COVERED SECURITIES) were held and with respect to which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP are listed below:

     Name(s) of Institution(s)       Account Name      Account No.
     -------------------------       ------------      -----------








All information provided in this Form C is true and complete to the best of my knowledge.

                              Signed:  _________________________
                              Date:  ___________________________

Appendix C - Annual Report of all COVERED SECURITIES
----------------------------------------------------

Name of ACCESS PERSON:  ___________________________________
Date received by CODE OFFICER:  _____________________________



Title/Description of COVERED SECURITIES                   Number of Shares or Principal Amount
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

Note: All information should be reported as of December 31 of the most recently completed calendar year. Please use additional sheets as needed.

                                                             FUND CODE OF ETHICS

                    FORM D - INDEPENDENT TRUSTEE QUARTERLY
                              TRANSACTION REPORT

NOTE: THIS FORM MUST BE COMPLETED BY CERTAIN INDEPENDENT TRUSTEES AND FILED WITH THE CODE OFFICER NO LATER THAN 10 DAYS AFTER THE END OF MARCH, JUNE, SEPTEMBER AND DECEMBER OF EACH YEAR. TERMS IN BOLDFACE TYPE HAVE THE MEANINGS SET FORTH IN THE CODE.

MY NAME:  ___________________________________________
Reporting Period/Calendar Quarter End Date: ________________________ Date received by CODE OFFICER: _____________________________________


Transactions Report:
--------------------

     Attached as APPENDIX D is a complete list of all transactions in COVERED SECURITIES during the most recently completed calendar quarter in which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP, and which I knew or should have known (as part of my ordinary duties as Trustee) that during the 15 days before or after my purchase or sale, a Fund purchased or sold the COVERED SECURITY, or a FUND INVESTMENT ADVISER considered purchasing or selling the COVERED SECURITY.


     All information provided in this Form D is true and complete to the best of my knowledge.



                              Signed:  _________________________

                              Date:  ___________________________

Appendix D - Transactions in COVERED SECURITIES During Most Recent Calendar
---------------------------------------------------------------------------
Quarter
-------

Name of INDEPENDENT TRUSTEE:  ___________________________________
Reporting Period/Calendar Quarter:  _____________________________
Date received by CODE OFFICER:  _________________________________

                                                                                                                 INSTITUTION
                      TYPE                        NUMBER OF SHARES                          PRICE PER SHARE     THROUGH WHICH
 TRANSACTION    (E.G., PURCHASE,     TITLE OF      OR PRINCIPAL       RATE/MATURITY DATE      (OR PER $100       TRANSACTION
 DATE                 SALE)         SECURITIES        AMOUNT           (IF APPLICABLE)      PRINCIPAL AMOUNT       EFFECTED
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

Note:  Please use additional sheets as needed.

                                      D-2